IMPORTANT NOTICE TO SHAREHOLDERS


Dear Shareholder:

                  As you are aware, each Fund is managed and advised by Reich & Tang Asset Management L.P. (the "Manager"). The parent company of the Manager, New England Investment Companies, Inc., is majority-owned by New England Mutual Life Insurance Company, which proposes to merge with Metropolitan Life Insurance Company sometime after the end of the 1995 year.

                  As a shareholder, you are invited to vote on a proposal in connection with this merger. Specifically, you are being asked to approve or disapprove a new management/investment advisory agreement with the Manager since the above transaction, in accordance with applicable regulations, would automatically terminate the existing management/investment advisory agreement between the Manager and each Fund.

What does this mean to you as a shareholder?

                  It is important to note that the management fee and the management and investment advisory services to be performed under the new agreement are the same as those under the current agreement. The other terms of the agreement are the same in all material respects to the existing agreement. There are not changes contemplated in the objectives or policies of the Fund, the management or operation so the Manager relating to the Funds, the personnel managing the Funds or the shareholder or other business activities of the Funds.

                   The Board of Directors has determined that the new agreement would be in the best interest of the Funds and their shareholders. Accordingly, the Board of Directors of the Funds approved the new agreement and voted to recommend it to shareholders for approval.

                  We encourage you to vote promptly no matter how many shares you own. Timely votes save money and avoid follow-up mailings. Your cooperation as we go through the process of the transition is greatly appreciated. We are confident that the combining of these firms will result in a structure that will better service your needs.

                  Thanking you, in advance, for your patience and support.


                                            Very truly yours,




10506.0002 325282.1

------------------------------------------------------------------------------


  Preliminary Proxy Material For The Information of the Securities and Exchange
                                 Commission Only

                         TAX EXEMPT PROCEEDS FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  March 1, 1996



-------------------------------------------------------------------------------


600 Fifth Avenue
New York, New York 10020
(212) 830-5220

A Special Meeting of Shareholders of Tax Exempt Proceeds Fund, Inc. (the "Corporation") will be held at 9:00 a.m. on March 1, 1996 at the offices of the Corporation at 600 Fifth Avenue, New York, New York for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December __, 1995.

1. To approve or disapprove a new Investment Management Contract to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such Contract to be identical to the Investment Management Contract in effect for the Corporation immediately prior to such merger (see page __ of the attached Proxy Statement);

2.      To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on December , 1995 are entitled to notice of, and to vote at, the meeting.

                                              By Order of the Board of Directors
                                                   BERNADETTE N. FINN, Secretary

--------------------------------------------------------------------------------


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE CORPORATION OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------


C/M:  10506.0002 327168.1

                                 PROXY STATEMENT
--------------------------------------------------------------------------------



         INTRODUCTION........................................................ 1

         PROPOSAL:  APPROVAL  OR  DISAPPROVAL  OF A  NEW  INVESTMENT  MANAGEMENT
                    CONTRACT   TO   BE    EFFECTIVE   AT   THE   TIME   OF   THE
                    MERGER.................................................... 3

         INFORMATION REGARDING THE MANAGER.................................... 5

         ALLOCATION OF PORTFOLIO BROKERAGE................................... 10

         OTHER MATTERS....................................................... 11

          EXHIBIT A (INVESTMENT  MANAGEMENT CONTRACT BETWEEN THE CORPORATION AND
          REICH & TANG ASSET MANAGEMENT, L.P.)...............................12

         EXHIBIT B (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER)......13


C/M:  10506.0002 327168.1

                         TAX EXEMPT PROCEEDS FUND, INC.
                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020

                                 PROXY STATEMENT

                                  INTRODUCTION

         This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tax Exempt Proceeds Fund, Inc. (the "Corporation") for use at a Special Meeting of Shareholders to be held at the offices of the Corporation at 600 Fifth Avenue, New York, New York on March 1, 1996 at 9 A.M. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Corporation. The expenses in connection with preparing and mailing this statement and the material accompanying it, and of such supplemental solicitations, will be borne by The New England and Metropolitan Life (each as hereinafter defined). This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about December __, 1995. The Corporation's most recent annual and semi-annual reports are available upon request.

         The outstanding voting stock of the Corporation as of the close of business on December 8, 1995 consisted of __________ shares of Common Stock, each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on December , 1995 are entitled to vote at the meeting. Any shareholder may revoke his proxy at any time prior to its exercise by a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Corporation at its principal executive office, 600 Fifth Avenue, New York, New York 10020, and be received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his vote at the meeting of shareholders.

         Among the purposes of this Special Meeting of the Shareholders of the Corporation is the approval of the Merger (the "Merger") of New England Mutual Life Insurance Company ("The New England") into Metropolitan Life Insurance Company ("Metropolitan Life"). The Merger is being treated, for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as a change of control of New England Investment Companies, L.P. ("NEIC"), the limited partner and owner of the 99.5% limited partnership interest in Reich & Tang Asset Management L.P. (the Corporation's "Manager"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEIC) is the general partner and owner of the remaining 0.5% interest of the Manager. Under the 1940 Act, such a change of control constitutes an "assignment" (as defined in the 1940 Act) of the Investment Management Contract between the Manager and the Corporation, as well as various other investment advisory agreements under which NEIC and its subsidiary firms serve as advisers or sub-advisers to certain other mutual funds, and results in the automatic termination of each of those agreements including the Investment Management Contract between the Corporation and the Manager, effective at the time of the Merger. The Directors have approved, and recommend that the shareholders of the Corporation approve, a new investment management contract. This proposed new contract will be in substance identical to the contract in effect immediately prior to the Merger, and

                                                           1
C/M:  10506.0002 327168.1
will take effect at the time of the Merger. As a result, the Manager will continue to perform investment management services for the Corporation after the Merger, on the same terms as are in effect immediately before the Merger.

         One third of the outstanding shares of the Corporation, represented in person or by proxy, shall be required to constitute a quorum at the meeting although more than one third of the outstanding shares may be required to be present to approve a particular issue.

         Any signed proxy will be voted in favor of the proposals unless a choice is indicated to vote against or to abstain from voting on that proposal. An abstention on any proposal will have the same legal effect as a vote against such proposal.

         If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. The proposals are considered "non-discretionary" and brokers that are record or nominee holders of shares of the Corporation who have received no instructions from their clients do not have discretion to vote on these matters. Absent voting by the particular beneficial owners of such shares, such "broker non-voters" will not be considered as votes cast in determining the outcome of the proposals.

     As of November 30, 1995, the following persons or entities owned as much as 5% of the Corporation's outstanding shares:


                                               Nature of
Name & Address         % of Class              Ownership



  As of November 30, 1995, the officers or directors of the Corporation, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the shares of the Corporation's total outstanding shares.


                                                           2
C/M:  10506.0002 327168.1

PROPOSAL: APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT  MANAGEMENT CONTRACT TO BE
     EFFECTIVE AT THE TIME OF THE MERGER

         The Directors of the Corporation unanimously recommend that the shareholders vote to approve a new investment management contract for the Corporation to be effective at the time of the Merger. The new investment management contract will be substantially identical to the existing investment management contract in effect for the Corporation immediately prior to the time of the Merger. As explained above, the Merger is being treated, for purposes of the 1940 Act, as a change in control of NEIC and its subsidiary firms including the Manager, Reich & Tang Asset Management L.P., that serve as advisers or sub-advisers to various mutual funds including the Corporation. The 1940 Act provides that such a change in control constitutes an "assignment" of these advisory and sub-advisory agreements under which NEIC, the Manager and these related subsidiary firms provide advisory services to the various mutual funds including the Corporation. The 1940 Act further provides that such an "assignment" will result in the automatic termination of each of those agreements, at the time of the Merger.

         The Merger. In August of 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders of The New England becoming policyholders of Metropolitan Life. The policyholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur until after the end of 1995.

         NEIC is organized as a limited partnership. NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), is a wholly-owned subsidiary of The New England. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interests of NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of these limited partnership interests. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc.

         Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Corporation), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

                                                           3
C/M:  10506.0002 327168.1

                  (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

                  (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto.

Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Corporation's Board of Directors.

         Information About Metropolitan Life. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of
Metropolitan Life manage over $25 billion of assets for mutual funds, institutional and other investment advisory clients.

         Directors' Recommendation. The Directors unanimously recommend that shareholders approve the new investment management contract between the Manager and the Corporation to be effective at the time of the Merger. The new investment management contract will be substantially identical to the investment management contract in effect immediately before the Merger which is described on page __ of this Proxy Statement. (The only difference will be that the new investment management contract will be dated the date of the Merger and will be in effect initially for a period of two years and from year to year thereafter provided that its continuance is approved in accordance with the terms of the contract and the applicable provisions of the 1940 Act.)

         In coming to the recommendation set forth above, the Directors reviewed extensive information about the Corporation, the Manager, NEIC and Metropolitan Life. The Directors noted that, for purposes of the 1940 Act, the Merger constitutes a change in control of NEIC and the Manager as well as NEIC's other subsidiaries that act as advisers or sub-advisers for various other mutual funds. Although the Merger is being treated as a change in control of NEIC and of the various advisers and sub-advisers that are affiliated with NEIC, including the Manager, the Merger is not expected to result in any change in the personnel, operations or financial condition of NEIC or of such advisers or sub-advisers, including the Manager. NEIC has indicated that each adviser and sub-adviser affiliated with NEIC, including the Manager, will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of the advisers and sub-advisers, including the Manger.

         The Directors accordingly concluded that it is appropriate and desirable for the Corporation to continue, after the Merger, the same investment management arrangements as is in effect immediately before the Merger. Under the 1940 Act, such continuation requires, in the case of the Corporation, the approval of shareholders, by vote of the lesser of (1) 67% of the shares represented at the Meeting, if more than 50% of the shares are represented at the Meeting, or (2) more than 50% of the outstanding shares.


                                                           4
C/M:  10506.0002 327168.1

         In order that the Corporation may continue to receive investment management services following the Merger, on the same basis as before the Merger, the Directors unanimously recommend that shareholders vote in favor of the Proposal.

         If the shareholders do not approve the Proposal, the investment management contract will terminate at the time of the Merger although the Manager will continue to manage the Corporation, and the Corporation will consider such alternative actions as are in the best interest of the Corporation.


INFORMATION REGARDING THE MANAGER

         The Manager for the Corporation is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at August 31, 1995 manager, adviser or supervisor with respect to assets aggregating approximately $7.9 billion. The Manager acts as manager of fifteen other investment companies and also advises pension trusts, profit sharing trusts and endowments. In addition to the Corporation, the Manager's advisory clients include, among others, California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust and Short Term Income Fund, Inc. Attached as Exhibit B is a Table of Fees for all funds advised by the Manager. The Manager also advises pension trusts, profit-sharing trusts and endowments.

     Peter S. Voss (49), G. Neal Ryland (54), Steven W. Duff (42) and Richard E. Smith, III (45) are directors of Reich & Tang Asset Management, Inc. the general partner of the Manager. Mr. Voss is President of Reich & Tang Asset Management, Inc. The address of Messrs. Voss and Ryland is 399 Boylston Street, Boston Massachusetts 02116. Mr. Duff is President of the Mutual Fund Group of the Manager. Mr. Smith is President of the Capital Management Group of the Manager. Their address is 600 Fifth Avenue, New York, New York 10020.

The officers of the Corporation are:

Steven W. Duff, 42, Executive President of the Corporation and President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration of NationsBanc, with which he was associated from 1981 to August 1994. Mr. Duff is also President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc.; President and Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, and Pennsylvania Daily Municipal Income Fund; President of Cortland Trust, Inc., Reich & Tang Government Securities Trust and Tax Exempt Proceeds Fund, Inc.; and Executive Vice President of Reich & Tang Equity Fund, Inc.



                                                           5
C/M:  10506.0002 327168.1

Dana E. Messina, 38, Vice President of the Corporation. Ms. Messina is an Executive Vice President of the Manager since January, 1995 and has been associated with the Manager and its predecessors in various capacities since December, 1980. She is also an officer of other investment companies advised by the Manager.

Lesley M. Jones, 47, Vice President of the Corporation. Ms. Jones is a Senior Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since April, 1973. She is also an officer of other investment companies advised by the Manager.

Bernadette N. Finn, 47, Vice President and Secretary of the Corporation. Ms. Finn is a Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since September, 1970. She is also an officer of other investment companies advised by the Manager.

Molly Flewharty, 44, Vice President of the Corporation. Ms. Flewharty is Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since December, 1977. She is also an officer of other investment companies advised by the Manager.

Richard De Sanctis, 39, Treasurer of the Corporation since October 1992. Mr. De Sanctis is Treasurer of the Manager and its predecessors since December, 1990 and is an officer of other investment companies advised by the Manager.

         NEIC Inc. is a holding company offering a broad array of investment styles across a wide range of asset categories through ten investment advisory/management affiliates and two distribution subsidiaries which include, in addition to the Manager, Loomis, Sayles & Company, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Marlborough Capital Advisors, L.P., Westpeak Investment Advisors, L.P., Draycott Partners, Ltd., TNE Investment Services, L.P., New England Investment Associates, Inc., an affiliate, Capital Growth Management Limited Partnership, and Harris Associates. These affiliates in the aggregate are investment advisors or managers to over 42 other registered investment companies.

         Pursuant to the Investment Management Contract for each Portfolio, the Manager manages each Portfolio's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Corporation.

         The Manager provides persons satisfactory to the Board of Directors of the Corporation to serve as officers of the Corporation. Such officers, as well as certain other employees and directors of the Corporation, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates.

         The Investment Management Contract with the Manager's predecessor was approved by the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the Act) of the Corporation or the Manager and by the shareholders at a special meeting of shareholders, effective September 15, 1993. The re-execution of the Investment Management Contract with the Manager was approved by the Board of Directors, including a majority of the directors who are not interested persons of the Corporation or Manager, effective October 1, 1994. The Investment

                                                           6
C/M:  10506.0002 327168.1

Management Contract has a term which extends to August 31, 1996 and may be continued in force thereafter for successive twelve-month periods beginning each September 1, provided that such continuance is specifically approved annually by majority vote of the Corporation's outstanding voting securities or by its Board of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

         The Investment Management Contract is terminable without penalty on sixty days' written notice when authorized either (1) by majority vote of its outstanding voting shares or (2) by a vote of a majority of its Board of
Directors  or (3) by the  Manager  on  sixty  days'  written  notice,  and  will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Under the Investment Management Contract, the Corporation will pay an annual management fee of .40% of the Corporation's average daily net assets not in excess of $250 million, plus .35% of such assets in excess of $250 million but not in excess of $500 million, plus .30% of such assets in excess of $500 million. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of the Corporation's shares.

         Pursuant to an Administrative Services Contract with the Corporation, the Manager also performs clerical, accounting supervision, office service and related functions for the Corporation and provides the Corporation with personnel to (i) supervise the performance of bookkeeping related services by Investors Fiduciary Trust Company, the Corporation's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Corporation may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Board of Directors has approved a change in the Administration Services Contract that ceases all reimbursements to the Manager and increases the Administration Fee payable to the Manager by 0.01% of the Corporation's average daily net assets. For its services under the Administrative Services Contract, the Manager will receive (after such increase) from the Corporation an annual fee equal to .21% of average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. Prior to such change, the Corporation paid the Manager for such personnel and for rendering such services at rates which were agreed upon by the Corporation and the Manager, provided that the Corporation did not pay for services performed by any such persons who were also officers of the general partner of the Manager. It was intended that such rates would be the actual costs of the Manager. Under the Administrative Services Contract, the Corporation may reimburse the Manager for all of the Corporation's operating costs (in addition to the personnel reimbursement), including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Corporation and all the expenses incurred to conduct the Corporation's affairs. The amounts of such reimbursements are to be agreed upon between the Corporation and the Manager. No such reimbursements were made.

         The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee and the administrative

                                                           7
C/M:  10506.0002 327168.1
services fee for purposes of shareholder and administrative services and distribution of the Corporation's shares. There can be no assurance that such fees will be waived in the future.

         Expense Limitation. The Manager has agreed, pursuant to the Investment Management Contract, to reimburse the Corporation for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Corporation's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Corporation's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Corporation for its excess expenses as described above, the Corporation has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses, including all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of Directors, officers and employees of the Corporation and costs of other personnel performing services for the Corporation who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Corporation's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Administrative Services Contract and the Distributor under the Shareholder Servicing Agreement.

         The Corporation may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the
Corporation intends to do so whenever it appears advantageous to the Corporation. The Corporation's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

         The following fees were paid to the predecessor investment managers under the previous Investment Management Contracts or the Manager under the current Investment Management Contract. For the Corporation's fiscal year ended June 30, 1993, Reich & Tang L.P. received investment management fees of $_________. For the Corporation's fiscal year ended June 30, 1994, Reich & Tang L.P. and its successor, NEIC, received investment management fees totaling $_________. For the Corporation's fiscal year ended June 30, 1994, Reich & Tang L.P. and its successor, NEICLP, received administration fees in the aggregate of $_________. For the Fund's fiscal year ended June 30, 1995, NEIC and the Manager received investment management fees totaling $_________. For the fiscal year ended August 31, 1995, the Manager received administration fees in the aggregate of $_________. No reimbursements were payable to the Corporation by the predecessor managers pursuant to the expense limitation described above with respect to the fiscal years ended June 30, 1993, 1994 and 1995.

         The Manager now acts as investment manager or adviser for other persons and entities and may under the Investment Management Contract act as investment manager or adviser to other registered investment companies. At present, the Manager is investment manager to fifteen registered investment companies.


                                                           8
C/M:  10506.0002 327168.1

         Distribution and Service Plan. Pursuant to Rule 12b-1 under the Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Corporation's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Corporation and the Manager have entered into a Distribution Agreement and a Shareholder Servicing Agreement with Reich & Tang Distributors L.P. (the "Distributor") as distributor of the Corporation's shares. Because the Merger will be considered to result in the assignment of the Corporation's Distribution Agreement with the Distributor, causing those agreements to terminate upon the Merger, the Board of Directors of the Corporation approved a new Distribution Agreement with Reich & Tang Distributors L.P. for the Corporation to take effect if a new Investment Management Agreement is approved by shareholders of the Corporation and upon consummation of the Merger. The new Distribution Agreement would replace the current Distribution Agreement with the Distributor and would be identical to those agreements, except for the dates of execution and effectiveness.

         Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P. Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor. The Distributor's address is 600 Fifth Avenue, New York, New York 10020. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Corporation, will solicit orders for the purchase of the Corporation's shares, provided that any subscriptions and orders will not be binding on the Corporation until accepted by the Corporation as principal.

         Under the Plan, the Corporation and the Distributor will enter a Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Distributor receives from the Corporation a service fee equal to .25% per annum of the Corporation Class A share's average daily net assets (the "Service Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The Service Fee is accrued daily and paid monthly and any portion of the Service Fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Corporation.

         The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Corporation; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Corporation's shares; and (iii) to pay the costs of printing and distributing the Corporation's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Corporation's shares. The Distributor may also make payments from time to time from its own resources, which may include the Service Fee and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount the Corporation is required to pay to the Manager and the Distributor for any fiscal year under either the Investment Management Contract in effect for that year, the Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

                                                           9
C/M:  10506.0002 327168.1

         The  following  information  applies only to the  Corporation.  For the fiscal year ended June 30, 1995, the Corporation paid a Service Fee for expenditures pursuant to the Plan in amounts aggregating $ . During such period, the Manager and Distributor made payments pursuant to the Plan to or on behalf of Participating Organizations of $ . The excess of such payments over the total payments the predecessor managers and Distributor received from the Corporation represents distribution and servicing expenses funded by the Manager's predecessors and Distributor from their own resources including the management fee.


ALLOCATION OF PORTFOLIO BROKERAGE

         The Corporation's purchases and sales of securities usually are principal transactions. Portfolio securities are generally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and the Corporation at present does not anticipate paying brokerage commissions. Should the Corporation pay a brokerage commission on a particular transaction, the Corporation would seek to effect the transaction at the most favorable available combination of best execution and lowest commission. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

         No portfolio transactions are executed with the Manager, or with an affiliate of the Manager, acting either as principal or as paid broker.

         The frequency of transactions and their allocation to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Corporation. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for the Corporation will be made independently from those for any other accounts or investment companies that may be or become advised or managed by the Manager or its affiliates. If, however, the Corporation and other investment companies or accounts advised or managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Corporation or the size of the position obtainable for the Corporation. In addition, when purchases or sales of the same security for the Corporation and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.


OTHER MATTERS

As a Maryland corporation, the Corporation is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.


                                                           10
C/M:  10506.0002 327168.1

The management does not know of any matters to be present at this Special Meeting of Shareholders other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                              By Order of the Board of Directors



                                                   BERNADETTE N. FINN, Secretary

December ____, 1995



                                                           11
C/M:  10506.0002 327168.1

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                         TAX EXEMPT PROCEEDS FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 SPECIAL MEETING OF SHAREHOLDERS - MARCH 1, 1996

     THE UNDERSIGNED SHAREHOLDER OF TAX EXEMPT PROCEEDS FUND, INC., (THE "CORPORATION") HEREBY APPOINTS BERNADETTE N. FINN AND DANA E. MESSINA, AND EACH OF THEM, AS ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH POWER OF SUBSTITUTION, TO VOTE ALL OF THE SHARES OF COMMON STOCK OF THE CORPORATION STANDING IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON DECEMBER 13, 1995 AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE OFFICES OF THE CORPORATION AT 600 FIFTH AVENUE, NEW YORK, NY 10020 AT 9:00 A.M. ON MARCH 1, 1996 AND AT ALL ADJOURNMENTS THEREOF, WITH ALL OF THE POWERS THE UNDERSIGNED WOULD POSSESS IF THEN AND THERE PERSONALLY PRESENT AND ESPECIALLY (BUT WITHOUT LIMITING THE GENERAL AUTHORIZATION AND POWER THEREBY GIVEN) TO VOTE AS INDICATED ON THE PROPOSAL. AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT FOR THE MEETING, AND VOTE AND ACT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED "FOR" THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS X

                  KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                          SHORT TERM INCOME FUND, INC.

                                VOTE ON PROPOSALS



FOR       AGAINST      ABSTAIN
                                       I.  TO APPROVE OR DISAPPROVE A NEW
                                           INVESTMENT CONTRACT



__________________________________     _____________________________________
         SIGNATURE                     SIGNATURE (JOINT OWNERS      DATE

     PLEASE SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE, WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.



C/M  10506.0006 292214.1

EXHIBIT A (INVESTMENT MANAGEMENT CONTRACT BETWEEN THE CORPORATION AND REICH & TANG ASSET MANAGEMENT, L.P.)


                                                           12
C/M:  10506.0002 327168.1

                                                                       EXHIBIT A
                         INVESTMENT MANAGEMENT CONTRACT

                         TAX EXEMPT PROCEEDS FUND, INC.
                               New York, New York

                                                                          , 1996


Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York  10022

Gentlemen:

                  We herewith confirm our agreement with you as follows:

                  1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

                  2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below.

                  (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

                  (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your own initiative,

136215.1
will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code of 1986 and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                  (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder. While this Agreement is in effect, you or persons affiliated with you, other than us ("your affiliates"), will provide persons satisfactory to our Board of Directors to be elected or appointed officers or employees of our corporation. These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business.

                  (e) You or your affiliates will also provide persons, entirely at your expense, who may be our officers, to render accounting and related services, calculate net asset value and yield, prepare reports to and filings with regulatory authorities, and to perform such clerical, accounting and other office and shareholder services to us as we may from time to time request of you. Such personnel may be your employees or employees of your affiliates or of other organizations.

                  (f) You or your affiliates will also furnish us without charge such additional administrative and management supervision and such office facilities as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You or your affiliates will also pay the expenses of promoting and advertising the sale of our shares and of printing and distributing the Fund's Prospectus to prospective investors. To the extent that you or your affiliates may make payments to securities dealers and other third parties who engage in the sale of our shares or who render shareholder support services, and that such payments may be deemed indirect financing of an activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act (the

                                                      -2-
136215.1

"Rule"), then such payments by you shall be deemed to be authorized under the Fund's Distribution Plan adopted pursuant to the Rule. You will, in your sole discretion, determine the amount of such payments and may from time to time in your sole discretion increase or decrease the amount of such payments; provided, however, that no such payment will increase the amount the Fund is required to pay you under this Agreement or any agreement. Any payments made by you for the purpose of distributing shares of the Fund are subject to compliance with the terms of written agreements in a form satisfactory to the Fund's Board of Directors to be entered into by you and the participating organization.

                  3. You agree to be responsible for, and hereby assume the obligation for payment of, or shall reimburse us for, all our expenses (except for the fees payable to you hereunder) including without limitation: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees and certain insurance premiums and membership fees and dues in investment company organizations; (d) interest charges on borrowings; (e) charges and expenses of our custodian; (f) charges and expenses relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and non-recurring legal and accounting expenses; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or employees and costs of other personnel providing services to us, as provided in subparagraph 2(e) above; (k) costs of stockholders' services; (l) costs of stockholders' reports, proxy solicitations, and corporate meetings; (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; and (n) expenses of preparing, printing and delivering our prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts. In addition, while this Agreement is in effect, you will be responsible for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale.

                  4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our

                                                      -3-
136215.1
security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

                  5. In consideration of the foregoing we will pay you a fee at the annual rate of .40 of 1% per annum of our average daily net assets up to $250 million; .35 of 1% per annum of our average daily net assets between $250 million and $500 million and .30 of 1% per annum of our average daily net assets over $500 million. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing.

                  6. This Agreement will become effective on the date hereof and shall remain in effect until the first meeting of our shareholders, annual or special, held after such date, and, if approved by the vote of a majority of our outstanding voting securities, as defined in the 1940 Act, at such meeting, shall continue in effect until _____________ and thereafter for successive twelve-month periods (computed from each __________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

                  7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing laws and in applicable rules or regulations of the Securities and Exchange Commission.

                  8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the

                                                      -4-
136215.1
officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                                  Very truly yours,

                                                  TAX EXEMPT PROCEEDS FUND, INC.


                                                  By

ACCEPTED:                 , 1996

REICH & TANG ASSET MANAGEMENT L.P.

By:  Reich & Tang Asset Management, Inc.,
         General Partner

By:  __________________________________

                                                      -5-
136215.1

EXHIBIT B (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER)


                                                           13
C/M:  10506.0002 327168.1



                                                                                                                         EXHIBIT B

===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------

SHORT TERM INCOME FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .30% of average daily net assets up to $750 million
 Money Market Portfolio              .29% of average daily net assets in excess of $750 million up to
                                        $ 1 billion
                                     .28% of average daily net assets in excess of $1 billion up to
                                        $1.5 billion
                                     .27% of average daily net assets in excess of $1.5 billion
------------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
 U.S. Government Portfolio           .275% of average daily net assets up to $250 million
                                     .25% of average daily net assets in excess of $250 million
------------------------------------------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .21% of average daily net assets up to $1.25 billion
 Each Portfolio                      .20% of average daily net assets in excess of $1.25 billion up to
                                        $1.5 billion
                                     .19% of average daily net assets in excess of $1.5 billion
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee (Class A only)
                                     .25% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .325% of average daily net assets up to $750 million
                                     .30% of average daily net assets in excess of $750 million
                                    -----------------------------------------------------------------------------------------------
DAILY TAX FEE INCOME FUND, INC.     Administrative Services Fee
                                     .21% of average daily net assets up to $1.25 million
                                     .20% of average daily net assets in excess of $1.25 million up to
                                        $1.5 billion
                                     .19% in excess of $1.5 billion
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee (Class A Only)
                                     .25% of average daily net assets
===================================================================================================================================

                                          -1-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
REICH & TANG EQUITY FUND, INC.       .80% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .21% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .80% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
DELAFIELD FUND, INC.                Administrative Services Fee
                                     .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .25% of average daily net assets
====================================================================================================================================
                                    Management Fee
CONNECTICUT DAILY TAX FREE           .30% of average daily net assets
INCOME FUND, INC.                   ------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                      .30% of average daily net assets
NEW YORK DAILY TAX FEE INCOME       ------------------------------------------------------------------------------------------------
 FUND, INC.                         Administrative Services Fee
                                      .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                      .20% of average daily net assets
====================================================================================================================================

                                          -2-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .35% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
REICH & TANG GOVERNMENT             Administrative Services Fee
SECURITIES TRUST                     .21% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .25% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .30% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
CALIFORNIA DAILY TAX FEE INCOME     Administrative Services Fee
FUND, INC.                           .21% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
====================================================================================================================================
                                    Management Fee
                                     .30% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
MICHIGAN DAILY TAX FREE INCOME      Administrative Services Fee
FUND, INC.                           .21% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
                                     Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
====================================================================================================================================
                                    All Inclusive Management Fee*
                                     .40% of average daily net assets up to $250 million
TAX EXEMPT PROCEEDS FUND, INC.       .35% of average daily net assets in excess of $250 million up to
                                        $500 million
                                     .30% of average daily net assets in excess of $500 million

-----------------
* Management Contract requires the Manager, not the Fund to bear all other fund expenses; therefore, the fee payable under the Management Contract is the only expense of the Fund.

                                          -3-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .30% of average daily net assets
                                    -----------------------------------------------------------------------------------------------
NEW JERSEY DAILY MUNICIPAL INCOME   Administrative Services Fee
FUND, INC.                           .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .20% of average daily net assets
===================================================================================================================================
                                    All Inclusive Management Fee
                                     .80% of the first $500 million
CORTLAND TRUST, INC.                 .775% of the next $500 million
                                     .75% of the next $500 million
All Portfolios                       .735% in excess of $1.5 billion
                                    ------------------------------------------------------------------------------------------------
                                    Distribution Fee
                                     .25% of average daily net assets
===================================================================================================================================
                                    Management Fee
                                     .40% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
NORTH CAROLINA DAILY MUNICIPAL      Administrative Services Fee
INCOME FUND, INC.                    .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                      Shareholder Servicing and Distribution Plan Fee
                                       .25% of average daily net assets
====================================================================================================================================

                                          -4-
322069.1


===================================================================================================================================
                                                                                                                     NET ASSETS (IN
                                                                                                                      MILLIONS) AT
FUND NAME                             FEES                                                                              11-30-95
-----------------------------------------------------------------------------------------------------------------------------------
                                    Management Fee
                                     .40% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Administrative Services Fee
PENNSYLVANIA DAILY MUNICIPAL         .21% of average daily net assets up to $1.25 billion
INCOME FUND                          .20% of average daily net assets in excess of $1.25 billion up to
                                        $1.5 billion
                                     .19% of average daily net assets in excess of $1.5 billion
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee
                                     .25% of average daily net assets
===================================================================================================================================
                                    Management Fee
                                     .40% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
FLORIDA DAILY MUNICIPAL FUND        Administrative Services Fee
                                     .21% of average daily net assets
                                    ------------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution Plan Fee (Class A Only)
                                     .25% of average daily net assets
===================================================================================================================================
                                    Investment Management Fee
                                     .08% of average daily net assets
INSTITUTIONAL DAILY INCOME FUND     -----------------------------------------------------------------------------------------------
                                    Administrative Services Fee
                                     .05% of average daily net assets
All Portfolios                      -----------------------------------------------------------------------------------------------
                                    Shareholder Servicing and Distribution
                                     Plan Fee (Class A Only) .25% of average
                                     daily net assets
===================================================================================================================================


                                          -5-
322069.1